Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5, R6 and S shares of the Fund listed below:

Invesco Charter Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Manind (“Mani”) Govil	Portfolio Manager (lead)	2019
Benjamin Ram	Portfolio Manager	2019
Paul Larson	Portfolio Manager	2019”

CHT-SUMPRO SUP 062119